UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2025

IRIS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-40167	85-3901431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3rd Floor Zephyr House

122 Mary Street, George Town

PO Box 10085

Grand Cayman KY1-1001, Cayman Islands

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 971 43966949

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-fourth of one Redeemable Warrant	IRAAU	OTC Pink

Class A Common Stock, par value $0.0001 per share	IRAA	OTC Pink

Warrants, each exercisable for one share of Class A Common Stock $11.50 per share	IRAAW	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On January 10, 2025, Iris Acquisition Corp, a Delaware corporation (the “Company”) determined that the unaudited financial statements for the quarters ended June 30, 2024 and September 30, 2024 should no longer be relied upon.

As previously disclosed, on December 13, 2024, the Company was notified that on July 24, 2024, Hana Immunotherapeutics, LLC, an affiliate of Chris Kim, the Chief Executive Officer of Liminatus Pharma, LLC, the counterparty to the Company’s business combination, agreed to loan the buyer of the former managing member of the Company’s sponsor, Iris Acquisition Holdings, LLC (the “Sponsor”), approximately $1.216 million (the “Loan”), to facilitate the acquisition of the former managing member (the “Acquisition”). As a result of the Acquisition, the former managing member, Columbass Limited (“Columbass”), resigned as managing member of the Sponsor on October 30, 2024, and Iris Equity Holdings LLC (“Holdings”) was appointed as managing member of the Sponsor.

Upon reviewing agreements related to the Acquisition entered into by Columbass and the buyer, an affiliate of Holdings, the Company determined that the Loan was a material related party transaction under applicable accounting standards and should have been disclosed in the financial statement disclosures for the periods ending June 30, 2024, and September 30, 2024.

The Audit Committee of the Board of Directors of the Company discussed with Marcum LLP, its independent registered public accounting firm, the matters disclosed in this filing.

Item 8.01.	Other Events.

The Company was informed that the previously disclosed Loan was settled through the delivery of shares in a private Korean company on December 29, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS ACQUISITION CORP
Date: January 14, 2025
	By:	/s/ Sumit Mehta
Name: Sumit Mehta
Title: Chief Executive Officer